NUVEEN NWQ SMALL-CAP VALUE FUND

NUVEEN NWQ SMALL/MID-CAP VALUE FUND

SUPPLEMENT DATED OCTOBER 5, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2008

Class B shares of Nuveen NWQ Small-Cap Value Fund and Nuveen NWQ Small/Mid-Cap Value Fund (collectively, the “Funds”) are no longer available through an exchange from other Nuveen Mutual Funds.

Class B shares of the Funds will be converted to Class A shares at the close of business on October 27, 2009. Because the net asset value per share of Class B shares and Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. The conversion of Class B shares into Class A shares will not constitute a taxable event under federal income tax law. Class A shares received through the conversion will not be subject to any contingent deferred sales charges.

PLEASE KEEP THIS WITH YOUR FUND’S

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

MAI-NIT-1009D